Exhibit 99.1

IIOT-OXYS, Inc.’s Partner, Aingura IIoT, S.L., wins Best IoT Company Award

CAMBRIDGE, MA / ACCESSWIRE / June 22, 2021 / IIOT-OXYS, Inc. (OTC PINK:ITOX) announced its partner, Aingura IIoT, S.L. received “Best Internet of Things Company” Award.

Cliff Emmons, CEO of IIOT-OXYS, Inc., stated, “I’m pleased to extend congratulations to our partner Aingura IIoT, S.L. for winning the XXI Century Technology National (Spanish) Awards “Best Internet of Things Company” award. IIOT-OXYS, Inc. and Aingura IIoT, S.L. signed a collaborative agreement in March 2020 to leverage their complementary strengths in industry sectors and geographical reach. Rafael Ibeas, CEO of Aingura IIoT, accepted the award at a gala attended by leaders and companies dedicated to research and development in Science, Culture, Technology, Sports and other Industries. The recognition reflected Aingura IIoT, S.L.’s capabilities and extensive experience in providing sophisticated IT/OT systems architecture and a new generation of Machine Learning analysis algorithms for applications in the automotive, manufacturing, and steel market segments. This is synergistic with IIOT-OXYS, Inc.’s expertise and accomplishments in time series data and predictive analyses applied to Pharmaceutical Operations and Structural Health Monitoring industry sectors.

“A common question from our shareholders is the status of the IIOT-OXYS, Inc. – Aingura IIoT, S.L. collaboration and what value it’s brought to their investment”, Mr. Emmons continued, “This recognition for Aingura IIoT demonstrates our ability to choose the right partner. We’re impressed with their deep technical team in AI and Machine Learning, experience with discrete manufacturing processes, and their installation presence in Europe and Asia.” Mr. Ibeas stated, “IIOT-OXYS, Inc.’s successful pilots in Pharma Operations, and Structural Health Monitoring, and their extensive U.S. prospects make them a strong partner.” Mr. Emmons concluded, “In combining our efforts, we’ve been able to build upon our successful pilots and installations to expand our algorithms and insights and create foundational case studies. Rafael and I expect this marketing collateral, in conjunction with our prospecting efforts, will lead to new business in due time.”

Forward-Looking Statements

This news release contains forward-looking statements that reflect Management's current views about future events and financial performance. Forward-looking statements often contain words such as ''expects,'' ''anticipates,'' ''intends,'' or ''believes.'' Our forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and events to differ materially from those projected in the forward-looking statements. Risks and uncertainties that could adversely affect us include, without limitation, the loss of major customers, our failure to obtain new contracts, our inability to patent products or processes, our infringement of patents held by others, our inability to finance our business and the other risks and uncertainties that are discussed in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this news release are made only as of the date of this news release. We undertake no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise.

About Us

IIOT-OXYS, Inc. is a technology company at the intersection of IIoT, AI & Machine Learning, Edge Computing and Manufacturing Operations. We provide actionable mission-critical insights for the Medical/Pharmaceutical, Manufacturing, Agriculture, Defense, and Structural Health, and other industries. IIOT-OXYS, Inc. edge computing open-source hardware and proprietary ML algorithms employ our Minimally-Invasive Load Monitoring (MILM) technology to simply gather data and gain insights to monitor, scope, move from preventive to predictive maintenance, and even optimize development and manufacturing processes. For additional information visit www.oxyscorp.com

CONTACT:

Clifford L. Emmons
CEO
IIOT-OXYS, Inc.
contact@oxyscorp.com
www.oxyscorp.com

SOURCE: IIOT-OXYS, Inc.